Exhibit 99.1 Investor Presentation | April 2023 AlTi Tiedemann Global 1

Disclosures This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating AlTi Global, Inc. (along with its consolidated subsidiaries, “AlTi Global” or the Company ). About AlTi Global AlTi Global is a multi-disciplinary financial services business with a diverse array of investment, advisory, and administrative capabilities which serves clients and investors around the globe. The firm manages approximately $65 billion in combined assets and provides holistic solutions for wealth management clients through a full spectrum of services, including discretionary investment management services, non-discretionary investment advisory services, fiduciary and trust services, administration services, new generational wealth planning services and family office services. AlTi Global structures, arranges, and provides a network of investors with co-investment opportunities in a variety of alternative assets which are either managed intra-group or by carefully selected managers with a proven track record in the relevant asset class. AlTi Global operates globally, with approximately 470 professionals operating in 22 cities in 10 countries across four continents. No Offer or Solicitation This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of AlTi Global. The information contained herein does not purport to be all-inclusive and none of AlTi Global nor any of its respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of AlTi Global. To the fullest extent permitted by law, in no circumstances will AlTi Global or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AlTi Global. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi Global's registration statement on Form 10-K filed April 17, 2023, and in the subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 2 2

Disclosures (Cont.) Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by AlTi Global. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Combined Adjusted Net Income, Combined Adjusted EBITDA and Combined Economic EBITDA) are not GAAP measures of AlTi Global’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on page 42 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. AlTi Global believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. Forward-looking Non-GAAP The Company is not able to reconcile its forward-looking non-GAAP estimates of Adjusted EBITDA margin without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of its control, or cannot be reasonably predicted, which could have a material impact on its future GAAP financial results. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and AlTi Global’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AlTi Global believes its internal research is reliable, such research has not been verified by any independent source and none of AlTi Global or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but AlTi Global, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 3 3

01. About AlTi 02. Market Landscape 03. Business Highlights 04. Financial Highlights 05. Governance 06. Transaction Overview Tiedemann Global | AlTi London | New York | Paris | Milan | Lisbon | Isle of Man | Zurich | Baar | Geneva | Lugano | Washington D.C. | Wilmington | Seattle | Portland | San Francisco | Dallas | Aspen | Palm Beach | Miami | Toronto | Hong Kong | Singapore A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 4 4

01. About AlTi AlTi Tiedemann Global 5

AlTi at a Glance

Delivering transformational ideas that create enduring value

$65B	470+	$3.8B	20+	$1.9B
Assets Under Advisement (AUM/AUA)	Professionals with diverse experience & expertise	Committed to Impact strategies	Year operating history	Invested alongside clients

Global footprint with presence in 22 major financial centers with a robust financial profile

AlTi Tiedemann Global

Information as of December 31, 2022, unless otherwise noted

6

Strategic Underpinnings of AlTi

One ecosystem delivering innovative, world-class wealth and asset management solutions

$43B - Wealth Management

- Investment Advisory
- Trust, Fiduciary & Administration
- Family Office

$65B AUM/AUA

$22B - Asset Management

- Alternatives Platform
- Real Estate – Public & Private
- Merchant Banking

Tiedemann Advisors

- Leading U.S.-focused multi-family office providing comprehensive financial advisory
- Client base of UHNW families, entrepreneurs and foundations
- $30B AUM/AUA
- Founded in 1999

+

Alvarium

- International multi-family office providing investment advisory across wealth & asset management
- Bespoke real estate solutions
- Merchant banking expertise focused on innovation economy
- $27B AUM/AUA
- Founded in 2009

+

TIG

- Established alternatives management firm focused on capital preservation & uncorrelated returns
- Strong track record of partnerships with strategic managers
- $8B AUM/AUA
- Founded in 1980

Strategic Rationale

- Strengthened origination opportunities
- Complementary markets & investors
- Enhanced suite of solutions
- New global product capabilities
- Increased operating leverage
- Fortified talent attraction & retention

Information as of December 31, 2022

AlTi Tiedemann Global 7

Comprehensive Platform Well-positioned to meet the diverse needs of an expanding client base Global Wealth Management Global Asset Management Global Alternative Boutique AlTi Global Banks Family Offices Managers Investment Firms Global Presence Comprehensive Capabilities Alignment with Clients Customized Services Nimble to Capture Opportunities Permanence & Access to Capital Robust Financial Profile AlTi Tiedemann Global 8

Investment Highlights

Uniquely positioned between global family office solutions and alternative asset management


AlTi
TIEDEMANN GLOBAL

Strong, performing businesses
Established reputation in the market

Large and growing addressable market
Both in asset and wealth management

Global footprint
Strategically located in wealth epicenters

Recurring and diversified revenue
Consistent, with multiple growth vectors

Flexible balance sheet
Prioritizing opportunistic growth

Long-tenured client and investor base
Stable and growing relationships

World-class leadership
Proven track record and commitment to Impact

AlTi Tiedemann Global 9

Expected Financial Drivers

Well-defined path with a clear trajectory for long term growth

01. Topline Growth

- Stable recurring revenue foundation across both asset and wealth management
- Topline growth fueled by new partnerships
- Revenue diversification through emerging strategies and solutions

02. Margin Expansion

- Economies of scale that leverage global distribution platform
- Efficiencies driven by centralizing operations

03. Balance Sheet Strength

- Accretive acquisition strategy
- Opportunistic monetization of investments
- Financial flexibility to capitalize on future growth opportunities

AlTi Tiedemann Global
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04. Portfolio Construction 02. Market Landscape AlTi Tiedemann Global 11

Expanding Market Opportunities

Powered by multi-decadal trajectories

Large, Expanding Market

Growth of Global Wealth (2021-2026P)
$Trillions



6% CAGR
$326
$473
$609
2016
2021
2026P

$609 trillion global opportunity and double-digit growth with clients demanding integrated capabilities and **institutional solutions**

Source: BCG

Generational Wealth Transfer

U.S. Wealth Transfer (2018-2042P)

$70

Trillion from
Baby Boomers & Older

GenX & Millennials + Charities

$70 trillion wealth transfer creates opportunities for firms that deliver impact, innovation & engagement to clients

Source: Cerulli Associates

Shifting To Independence

U.S. Independent Advisor AUM/AUA (2014-2024P) (1)
$Trillions



10% CAGR
$2.1
$3.5
$5.5
2014
2019
2024P

Wealth clients seek advice that is **independent, customized, aligned & integrated with needs**

Source: Cerulli Associates

(1) Includes independent registered investment advisors, hybrid registered investment advisors, and multi-family offices

AlTi Tiedemann Global 12

Global, Growing Client Base Serving evolving client priorities Global Demand for Alternatives Across Generations With Impact Priority Alternative AUM/AUA Growth and Forecast (2011-2026P) Alt. Asset Exposure by Demographic (2021-2024P) Relevance of ESG Factors $Trillions Considers ESG factors Private equity Private debt 85% Does not consider ESG factors 81% Hedge funds Real estate $23.2 Infrastructure Natural resources 7% 60% 48% $13.3 93% of UHNW consider $10.1 32% 32% ESG factors when $8.5 $7.2 investing $6.3 $4.6 93% 2011 2013 2015 2017 2019 2021 2026P Global Millennial UHNW Demand for alternatives, a $23 trillion market by the Next generation particularly interested Clients and investors understand and want to invest end of 2026, aligns with our expertise in direct and co-investment in alternatives responsibly and with intent, as they think about legacy Source: Preqin Source: Ernst & Young Source: Ernst & Young A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 1 1 13 3 3 2021 2021 2021

03. Business Highlights AlTi Tiedemann Global 14

One Platform Approach

Serving complementary and attractive industries

WM AM

Wealth Management

- Stable fee rates generating a robust recurring revenue stream
- Consistent, solid client retention and underlying secular tailwinds
- Multiple avenues for co-investment and revenue diversification through ancillary offerings
- Highly fragmented industry allowing for accelerated growth through M&A
- Ability to compete directly with Global Banks through differentiated offering

AlTi TIEDEMANN GLOBAL

Asset Management

- Strong investor demand, particularly in private and real asset markets, driving strong fundraising growth
- Longer-locked investment vehicles providing greater revenue visibility
- Differentiated investment strategies with performance that is less correlated to the broader markets
- Substantial focus on expanding alternative strategies into the wealth management channel
- Large universe of mid-market managers results in significant M&A opportunities

AlTi Tiedemann Global

15

WM AM AlTi Wealth Management – Highlights Resilient and expanding global client base $43B Scale AUM/AUA, $ Billions AUM/AUA $43 $41 $36 8 Global presence $32 Countries with AlTi WM offices 97% High client retention AUM/AUA retention for last four years 9+ Long-tenured clients Years average client tenure 2019 2020 2021 2022 $3.8B Net positive Impact firm Invested in Impact strategies Top 25 Client Asset Composition Client Composition by Assets $684M by Geography with AlTi Alignment with clients Invested alongside clients Other AlTi WM 20+ Experienced team Assets years operating history Non-U.S. 76% 42% Full suite of Investment Advisory, Multi- Comprehensive capabilities family office and Trust services U.S. 58% Top 25 Client Billable Assets 24% Information at year end 2022, unless otherwise noted AlTi Tiedemann Global 1 16 6

WM AM Wealth Management – Holistic Solutions Combining the services of a family office with the depth of a world-class, global institution Investment Advisory & Impact Estate & Wealth Planning Customized risk-adjusted portfolios Implementation and management Bespoke AlTi Team Expertise curated from Trust & Fiduciary across the firm Wealth protection & Philanthropy tax optimization Strategic giving Access to Co-investments CLIENT & Strategic Advisory An ecosystem of services to suit clients’ needs and goals Family Governance & Education Family Office Services Family structure and Administration of a family’s wealth next-generation engagement AlTi Tiedemann Global 17

WM AM AlTi Asset Management – Highlights Differentiated provider of public and private market solutions serving growing alternatives market AUM/AUA, $ Billions $22 $22B $20 Scale AUM/AUA $17 $15 $1.2B Alignment with clients Invested alongside clients 40+ Experienced team years of operating history across market cycles 2019 2020 2021 2022 4 Global presence International locations (Hong Kong, London, NY and Asset Composition by Platform Toronto) Public and Private Comprehensive solutions Real Estate market opportunities and advisory services $14B Alternatives Platform $8B Information at year end 2022, unless otherwise noted. AlTi Tiedemann Global 18

WM AM

Asset Management – Platform Breakdown

Global network of capabilities built on an end-to-end support platform

1980

Alternatives Platform
Four fund strategies

Strategies
- Event-Driven Merger Arbitrage
- Real Estate Bridge Lending
- Asian Credit Opportunities
- European Long Short Equity

Focus
Uncorrelated investment opportunities in specialist strategies

Products
Funds, SMAs, SPVs, UCITs, AIF's

2009

Real Estate – Private Markets
Direct investments – 27 equity and 21 debt transactions realized since inception

Strategies
- Forward funding
- Development
- Income
- Value-add
- Planning

Focus
Geography and sub-sector selection based on themes and teams

Products
Funds, SPVs

2011

Merchant Banking
220+ transactions (1)

Select Clients
TRADESHIFT, CONSTRUCTEL, global, DMGT, News Corp, ZPG, FAIRFAX AFRICA, DCRB

Focus
Media, consumer, technology and innovation sectors across both private and public markets

Strategies and Services
Strategic Advisory, Private Placements, M&A, Co-investments

2017

Real Estate – Public Markets
UK REIT

Strategy
LXi REIT
Long Indexed Income

Focus
Inflation-protected income and capital growth

Products
Funds

Investors – Institutional Investors, Multi-family Offices, Single-family Offices, Ultra-High-Net-Worth, Consultants, Sovereign Wealth Funds

Information as of December 31, 2022
(1) Completed by co-heads of Merchant Banking in their careers

AlTi Tiedemann Global

19

WM AM Asset Management: Alternatives Platform Stable returns against volatile market backdrops o UK main market listed REIT th o 6 largest REIT in UK o Market Cap: £1.9B/U.S.$2.3B o Total Return Since IPO (2/27/17): +48% Performance of LXi REIT LXI +48% FTSE 250 +17% 6/30/17 12/31/17 6/30/18 12/31/18 6/30/19 12/31/19 6/30/20 12/31/20 6/30/21 12/31/21 6/30/22 12/31/22 All information as of December 31, 2022 AlTi Tiedemann Global 20 Benchmark : FTSE 250 Index

WM AM

Asset Management

Best-in-class performance and uncorrelated returns[1]

TIG Arbitrage

	TIG Arbitrage	MSCI	HFRI
Annualized Performance	6.7%	6.6%	4.0%
Volatility	5.9%	14.4%	4.8%


TIG Arbitrage +103%
MSCI +100%
HFRI +53%
3/31/12
6/30/13
9/30/14
12/31/15
3/31/17
6/30/18
9/30/19
12/31/20
12/31/22

European Equities

	Euro Equities	MSCI	HFRI
Annualized Performance	12.4%	4.7%	4.3%
Volatility	10.8%	16.6%	5.7%


AlTi AM Purchase Date
European Equities +97%
MSCI +42%
HFRI +24%
3/31/17
12/31/17
9/30/18
6/30/19
3/31/20
12/31/20
9/30/21
12/31/22

Bridge Lending Real Estate

	Bridge Lending	MSCI	HFRI
Annualized Performance	8.7%	4.5%	3.4%
Volatility	0.7%	15.7%	5.5%


AlTi AM Purchase Date
Bridge Lending Real Estate +778%
MSCI +217%
HFRI +64%
1/31/97
1/31/01
1/31/05
1/31/09
1/31/13
1/31/17
12/31/22

Asia Credit and Special Situations

	Asia Credit	MSCI	HFRI
Annualized Performance	7.4%	5.1%	3.3%
Volatility	5.4%	15.3%	5.1%


AlTi AM Purchase Date
Asia Credit +83%
MSCI +52%
HFRI +32%
8/30/14
11/30/15
2/28/17
5/31/18
8/31/19
11/30/20
12/31/22

All information as of December 31, 2022

(1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see reference page 41 of the appendix for additional information.

AlTi Tiedemann Global

21

WM AM

Clear Value Creation Roadmap

AlTi ecosystem presents significant growth opportunities

New investment strategies & global presence	• Expand into complementary domestic and international markets • Provide clients in four continents with a localized offering while addressing their multi-jurisdictional needs • Expand geographic focus and product offering in asset management
Select acquisitions & stakes in strategic managers	• Capture opportunity with identified pipeline of strategic acquisitions and partnerships with strategic managers • Increase ownership stakes in best-in-class managers
Growth through Impact offering	• Expand Impact strategies across businesses and geographies • Increase total assets committed to Impact strategies
Expanded client base & deepened existing relationships	• Fortify client base through exceptional service and innovative solutions • Grow client base enhanced by scale, skills and experience gained in combination • Increase existing relationships through new investment solutions and complementary services

AlTi Tiedemann Global 22

WM AM Demonstrated Track Record Strategic acquisition and integration of asset managers & wealth managers Select AlTi M&A Examples Wealth Management Asset Management Illustrative Acquisition Criteria Illustrative Acquisition Criteria • Expand global footprint• Diversify management fee • Uncorrelated to equity markets • Proven and repeatable revenue base earnings streams • Increase scale & talent• Leverage support platform • AUM/AUA at acquisition (distribution, operations)• AUM/AUA at acquisition • Leverage services (i.e., Trust) $2 to $10B+ $500M to $5B+ • Expand management fee • Expand Impact strategy revenue base Integrated Participations in Acquisitions Specialist Managers AlTi Tiedemann Global 23

WM AM M&A Will Continue to be a Key Driver of Growth Compelling universe of opportunities Transacted AUM/AUA by Asset Class and Share Alternative Asset Management Industry $ Billions Traditional Alternative Wealth management Combined alternative and wealth management share of total transactions $4,000 82% 80% $3,354 OPPORTUNITY SET $2,952 $3,000 2,000+ funds have AUM/AUA of $500M to $5B Seeding & Larger Funds Incubation Selling Stakes 91% $2,000 79% Mid-Market Growth $1,620 $500M $5B Opportunity $1,262 $1,000 • By focusing on mid-sized specialist firms in our target AUM/AUA range, we seek to capitalize on businesses that have reached a growth inflection point. • We look to accelerate growth by providing efficient, low-touch operational support, $- strategic guidance and distribution. 2019 2020 2021 2022 AlTi Tiedemann Global Source: Piper Sandler 24

WM AM Our Impact Committed to serving our clients in an objective and transparent way We succeed together by managing our collective impact on the world. Responsible Investing • Multi-asset class portfolios generating quantifiable social & environmental outcomes • Embedded ESG evaluation throughout the investment process • Proprietary values-based survey to tailor portfolios to client’s Impact & values objective • ESG and Impact reporting fully integrated into client portfolio reporting $3.8B $25B Invested in expect to commit to Impact Impact strategies through 2022 strategies by 2030 AlTi Tiedemann Global 25

04. Financial Highlights AlTi Tiedemann Global 26

Historical performance (1) (1) Year-End AUM/AUA Total Revenue Mgmt./Advisory fees $Billions $212 $202 $265 $65 $61 $240 $158 $53 $149 $199 $47 $173 Strong historical growth 2022 exhibited resilient topline 2019 2020 2021 2022 2019 2020 2021 2022 2019 2020 2021 2022 performance amid a challenging (1)(2) (1) (1)(2) Economic EBITDA Net Income Combined Adj. Net Income market backdrop Margin while margin was Margin impacted by 30% 29% investments in $79 public market 24% $76 $84 readiness 23% 22% $57 $46 $43 $50 $48 4% $10 2020 2021 2022 2020 2021 2022 2020 2021 2022 AlTi Tiedemann Global 27 (1) Reflects combined financial results for TWMH, TIG and Alvarium. In $ millions unless otherwise stated (2) For information on and reconciliation of the Company's non-GAAP measures, please refer to page 42

Our Long-Range Goals Reflect continued execution of proven business model • Annual AUM/AUA growth rate High single-digit percentage • Annual Revenue growth rate Low-teens percentage (2) • Adjusted EBITDA margin Expansion to mid 30s (1) Growth rate represents long-term annual growth, on average and over time. A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 2 28 8 (2) Expect 2023 margins will be negatively impacted by investments in public market readiness.

Liquidity Metrics

Existing Capital Structure

- Pro-forma leverage[1] of 2.3x based on 2022 Combined Economic EBITDA

New Credit Facility

- Closed January 3, 2022, in conjunction with business combination
- $250 million five-year credit facility to pay down subsidiary debt and fund growth initiatives
    - $100 million dollar term loan
    - $150 million revolving credit facility
- Interest rate based on pricing grid based on total leverage ratio
- Amounts drawn at close used to refinance subsidiary debt
- BMO, Fifth Third Bank, PNC Bank, and Texas Capital Bank are Joint Lead Arrangers and Bookrunners. BMO Harris Bank N.A. is the Administrative Agent. Bank of America and CrossFirst Bank are members of the syndicate.

Pro-forma Capitalization [1]

$Millions, unless otherwise stated	2022	x EBITDA
Cash and Cash Equivalents[2]	$50	
Revolving Credit Facility[3]	32	
Term loan [3]	98	
Total Debt	$130	
2022 Combined Economic EBITDA[4]	$57	2.3x

(1) Pro forma for the Senior Credit Facility closed in conjunction with business combination
(2) Includes restricted cash and cash equivalents
(3) Net of issuance costs
(4) For information on and reconciliation of the Company's non-GAAP measures, please refer to page 42

AlTi Tiedemann Global

29

05. Governance AlTi Tiedemann Global 30

Board of Directors

Strong governance is at the foundation of our organization

Governance Summary

- Board comprised of representatives of independent directors (6), including Chairman of Cartesian Growth Corporation; and representatives of Alvarium (2) and Tiedemann Advisors and TIG (3)
- Independent directors include former CEOs of major financial institutions, including Citi Private Bank (North America) and Fifth Third Bancorp
- Committees comprised of independent directors in accordance with Nasdaq listing standards

Strong Corporate Governance Practices

- Separation of Chairman and CEO roles
- Shareholder-friendly Corporate Governance Principles
- Audit, Finance & Risk Committee
- Strong Code of Ethics reflects culture of compliance
- Insider Trading Policy creating limited trading windows and pre-clearance policy
- Focus on cyber-security risk management

Board Independence and Diversity

- Diversity of experience across financial services industry
- Diversity of international experience
- Diversity of gender
- Majority independent directors


55%
of Directors are Independent


55%
of Directors are diverse (1)

(1) As defined by Nasdaq's diversity rules.

AlTi Tiedemann Global

31

Board of Directors

Independent Board Directors



Kevin T. Kabat
Former Vice-Chairman, CEO
Fifth Third Bank
Chair



Timothy Keaney
Bank of New York



Judy Lee
MD of Dragonfly LLC



Hazel McNeilage
Queensland Investment



Tracey B. Warson
Citi Private Bank



Peter Yu
Cartesian Capital

Board Committees

Committee	Chair
Audit, Finance & Risk	Timothy Keaney
Environmental, Social, Governance & Nominating	Tracey Warson
Human Capital & Compensation	Hazel McNeilage

AlTi Board Representatives



Michael Tiedemann



Nancy Curtin



Spiros Maliagros



Craig Smith



Ali Bouzarif

AlTi Tiedemann Global 32

Experienced Leadership Bringing a breadth of global industry experience Executive Team Michael Tiedemann Christine Zhao Kevin Moran Alison Trauttmansdorff Claire Verdirame Laurie Jelenek Colleen Graham CEO Chief Financial Officer Chief Operations Officer Chief HR Officer Chief Marketing Officer Chief People Officer General Counsel Board Member New York New York London London New York New York New York Wealth Management Asset Management Nancy Curtin Craig Smith Spiros Maliagros Jonathan Goodwin Robert Weeber CIO – Global WM Chair - Global WM Alternatives Platform Merchant Banking International WM Board Member Board Member Board Member London Zurich London New York New York AlTi Tiedemann Global 33

Our Commitment to Impact

Sustainable practices across corporate activities

Our goal is generating sustainable financial returns with net positive impact.
Our strategy and efforts are led by Chief Impact Officer, Jed Emerson.

Culture at Core

- Diversity, Equity & Inclusion is a matter of principle for us and fundamental to how we operate
- Commitment to inclusive culture, hiring practices, educational programs, community involvement and environmental programs
- Value diversity of thought, ideas and perspectives needed to provide best-in-class services

UN PRI	DEI	Net Zero	B Corp
UN Principles for Responsible Investment Signatory since 2018	Diversity, Equity & Inclusion Belonging Pledge	Targeting Net Zero carbon emissions by 2030	Targeting a Benefit Corporation by 2025



AlTi Tiedemann Global 34

Investment Highlights

Uniquely positioned between global family office solutions and alternative asset management

Strong, performing businesses
Established reputation in the market

Large and growing addressable market
Both in asset and wealth management

Global footprint
Strategically located in wealth epicenters

Recurring and diversified revenue
Consistent, with multiple growth vectors

Flexible balance sheet
Prioritizing opportunistic growth

Long-tenured client and investor base
Stable and growing relationships

World-class leadership
Proven track record and commitment to Impact

AlTi Tiedemann Global 35

06. Transaction Overview AlTi Tiedemann Global 36

Transaction Overview (1) Shareholder structure Transaction Structure § On January 3, 2023, TWMH, TIG Entities, Alvarium and Cartesian combined to become a publicly listed company. 6% 0.2% Legacy shareholders § The company is listed on Nasdaq under the ticker ALTI § The transaction, inclusive of the $165M PIPE investment, and the $250M SPAC Shareholders Senior Credit Facility, provide capital to support the company’s continued 17% growth and future acquisitions PIPE Investors Sponsor 0.5% Permanence, Commitment & Alignment Other § 96%+ of equity held by legacy operating partners was rolled into the post-closing company § Multi-year lock-up for active legacy partners and sponsor: 77% – 40%, 30%, 30% released after year one, two and three, respectively AlTi Tiedemann Global 37 (1) Based on 112.5 M shares outstanding. There are 8.9M private warrants and 11.5M public warrants outstanding. Source: Company filings

Appendix A Al lT Ti i T Tiie ed de em ma an nn n G Gllo ob ba all 3 38 8

Wealth Management

Collaborating with clients to create value as they define it

Investment Advisory

Maximize wealth over the long term by balancing risk and reward through adhering to disciplined risk management and diversification.

Build sophisticated investment portfolios tailored to clients' specific objectives, return expectations, liquidity parameters, tax constraints and risk tolerances.

Provide expanded toolkit of socially responsible, sustainable and Impact investments, customized investment solutions, thematic expertise and proprietary total portfolio Impact reporting.

Family Office

Offer tailored outsourced family office solutions and administrative services covering:

- Family governance and transition services (wealth, estate and multigenerational planning)
- Philanthropy services
- CFO and outsourced family office services
- Lifestyle and special projects

Trust, Fiduciary & Administration

Ensure clients' wealth is preserved, protected and distributed as intended.

Provide full corporate trustee and executor services with a highly advantageous benefit of Delaware, Isle of Man and Switzerland situs.

Establish and manage pooled investment structures.



AlTi Tiedemann Global 39

Asset Management

Differentiated solutions across alternative strategies

Alternatives Platform

Align with the needs of institutional investors by acquiring growth equity positions in established global specialists with proven and recurring earnings streams.

Focus on identifying uncorrelated investment opportunities in both public and private markets.

Provide opportunity to execute on a portfolio of identified strategic acquisitions and investments in the near term.

Real Estate – Public & Private

Select sub-sectors based on in-house industry knowledge and long-term analysis of cyclical and geographic trends.

Focus on UK, European and U.S. residential, long-income commercial, student housing, hospitality, added-value development and asset-rich operational companies across the capital stack.

Merchant Banking

Provide strategic advice, M&A advisory services and capital solutions primarily for family-controlled entities and entrepreneur-led businesses.

Offer co-investment opportunities in growth companies across innovation and Impact through relationships with leading investors.

Focus on the media, consumer, technology and innovation sectors with a global remit.



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Footnotes

Slide 21
Past performance does not guarantee or indicate future results. The historical net performance presented above are provided from inception of each fund through December 2022 and are unaudited.

The TIG Arbitrage Strategy returns reflect the deduction of the actual management fees (represents the actual management fees paid by investors for such month which may be lower than the stated management fee) and stated performance fees and expenses at the specified times but do not include the deduction of any applicable taxes, and include the reinvestment of all dividends and other earnings with respect to the fund's assets.

The returns for Real Estate Bridge Lending strategy are based on returns for the flagship Real Estate Bridge Lending Strategy fund provided to TIG by an external strategic manager. Returns were provided net of all fees charged to the flagship fund in this strategy, but did not take into account taxes, change in unit values, third-party expenses, or redemption charges.

The returns for European Equities are based on returns for European Equities' benchmark portfolio. Returns for European Equities provided were net of management and incentive fees, expenses, and applicable taxes.

The returns for Asia Credit and Special Situations are based on returns for the flagship Asia Credit and Special Situations fund provided to the TIG Entities by our External Strategic Manager. Returns for Asia Credit provided were net of management and incentive fees, expenses, and applicable taxes.

Each of the managers managed strategies and/or funds over the relevant periods that are not included in the investment performance information above because they are not the primary strategy and/or fund of the manager. If the performance of the omitted strategies and funds were included, the investment performance shown may be lower. An investor may be subject to different taxation depending on the jurisdiction of the investor or relevant manager.

The MSCI and HFRI performance information is included to show relative market performance for the periods indicated and not as a standard of comparison. Each of HFRI and MSCI differs in numerous respects from the portfolio composition of any fund comprising the investment returns presented. The indices are not included to imply that any fund is comparable to an index in composition or element of risk. Returns for the MSCI are gross of dividend reinvestment. No representation is made hereby with respect to the accuracy or completeness of the index data.

A description of the strategies is provided below:

TIG Arbitrage: The TIG Arbitrage strategy is TIG's event-driven strategy based in New York. This strategy, which has approximately $3.0 billion of AUM as of December 31, 2022, focuses on 0-to-30-day events within the merger process. The investment team employs deep research on each situation in the portfolio with a focus on complex, hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and investment process is focused on hard catalyst events and is not dependent on deal flow.

Bridge Lending Real Estate: The Bridge Lending Real Estate strategy is managed by an external manager based in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North America. The strategy has approximately $2.2 billion AUM as of December 31, 2022. The strategy's diversified portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes.

European Equities: The European Equities strategy is managed by an external manager based in London. The strategy has approximately $1.6 billion AUM as of December 31, 2022 and trades the portfolio actively and absolute return-oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and runs with a variable net exposure, equally comfortable net long or net short.

Asia Credit: The Asia Credit strategy is managed by an external manager based in Hong Kong. The strategy has approximately $1.5 billion AUM as of December 31, 2022, and includes performing, stressed, and distressed bonds and loans throughout the Asia Pacific region. The manager strives to capitalize on what It believes is an under-researched and inefficient market with limited competition and attractive levels of stressed and distressed activity.

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Non-GAAP reconciliation

Combined Economic EBITDA

Amounts in $ millions	Year ended December 31, 2020	2021	2022
Combined Adjusted Net Income, Combined Adjusted EBITDA and Combined Economic EBITDA			
Net income before taxes	46.4	82.3	5.0
Equity settled share-based payments P&L	1.2	5.5	4.2
Covid subsidies	-1.0	0	0
Transaction expenses	0	15.6	28.6
One-time bonuses	2.2	0	1.0
TWMH Partner's payout right	0	0	3.7
Other one-time deal costs	0	0	0.6
Holbein compensatory earn-in	0	0	1.9
Long term incentive plan expenses	0	0	13.2
Legal settlement	6.3	0.6	7.1
Impairment of equity method investment	0	2.4	0
Change in fair value of (gains) / losses on investments	0.3	0	-0.2
Fair value adjustments to strategic investments	-7.7	-15.4	-19.5
One-time fees and charges/Other one-time deal costs	0.2	0	0
Change in fair value of warrant liability	0	0	0
Combined adjusted income before taxes	47.9	91.0	45.6
Adjusted income tax expense	-0.1	-6.6	4.0
Combined Adjusted Net Income	47.8	84.4	49.6
Adjustments related to joint ventures and associates	7.6	3.3	2.0
Interest expense, net	3.4	4.8	10.0
Income tax expense	0.2	6.6	-4.6
Adjusted income tax expense less income tax expense	-0.1	0	0.6
Depreciation and amortization	4.2	4.5	9.6
Combined Adjusted EBITDA	63.1	103.6	67.2
Affiliate profit-share in TIG Arbitrage	-20.0	-25.1	-10.7
Combined Economic EBITDA	$43.1	$78.5	$56.5
Net income margin	23.1%	28.7%	4.2%
Combined Economic EBITDA margin	21.7%	29.6%	23.5%

AlTi Tiedemann Global

Source: Historical and Combined Non-GAAP measures of TWMH, the TIG Entities and Alvarium in Form 8-K/A filed with SEC April 17, 2023

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Glossary Assets Under Management and Assets Under Advisement. For financial presentation purposes, total assets under management and assets under advisement (“AUM / AUA”) of AlTi Global consists of: (i) assets under advisement (“AUA”) and assets under management (“AUM”) of TWMH; (ii) AUM of TIG Entities; and (iii) AUA and AUM of Alvarium. AUM / AUA of TWMH includes billable and non-billable assets. Billable assets represent the portion of assets on which TWMH charges fees. Non-billable assets are exempt of fees. They consist of assets such as cash and cash equivalents, real estate, investment consulting assets and other designated assets. As of December 31, 2022, TWMH’s AUM / AUA is $29.9 billion; AUM accounts for $19.3 billion and AUA accounts for $10.6 billion. AUM / AUA of Alvarium includes billable and non-billable assets. Billable assets represent the portion of assets on which Alvarium charges fees; these are assets in which Alvarium is acting in a fiduciary capacity as well as co- investment assets. For the purpose of calculating co-investment assets, Alvarium includes the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which Alvarium holds either a majority or minority stake. Non-billable assets are exempt of fees. As of December 31, 2022, Alvarium’s AUM / AUA was $26.8 billion. AUM of the TIG Entities includes the assets under management of each of the TIG Entities’ external strategic managers. External strategic managers are those managers in which the TIG Entities have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit. As of December 31, 2022 the TIG Entities’ AUM was $8.3 billion; internal strategies account for $3.0 billion and external strategic managers account for a combined $5.3 billion. Unless otherwise defined, AUM refers to assets on which a business provides continuous and regular billable supervisory or management services. As noted, the AUM of each of the TIG Entities and AlTi Global includes the AUM of the TIG Entities’ external strategic managers as we believe including such AUM presents a more accurate depiction of the respective businesses. However, the AUM of the external strategic managers should not be viewed as part of the AUM of the TIG Entities or AlTi Global for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Economic EBITDA. For financial presentation purposes, Economic EBITDA represents management’s view of the underlying economic earnings generated by the Company after the recognition of a profit by the Company after the recognition of a profit-share participation in one of the affiliates of the AlTi Global. Mgmt./Advisory Fees. Mgmt/Advisory fees represent fees recurring in nature, primarily management fees. AlTi Tiedemann Global 43

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